ADVANCED SERIES TRUST

AST Prudential Core Bond Portfolio

Supplement dated October 16, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Prudential Core Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

In an effort to further enhance the trading capabilities of the Portfolio, the Board of Trustees has approved the addition of Pramerica Investment Management Limited (PIML), an indirect, wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM), as a sub-subadviser to the Portfolio. PIM will continue to serve as subadviser to the Portfolio, with PIML providing investment advisory services with respect to securities in certain foreign markets.

This change is expected to become effective on or about November 23, 2015.

To reflect this change, the Summary Prospectus for the Portfolio is revised as follows:

I.	In the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, the reference to Prudential Investment Management, Inc. is hereby replaced with Prudential Investment Management, Inc./Pramerica Investment Management Limited.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

593SUMSUP1